UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

BISON CAPITAL ACQUSITION CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing China	100016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 10-8444-6968

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2019, in connection with the Meeting (as defined below), Bison Capital Acquisition Corp. (the “Company”) entered into the Amendment to Trust Agreement (as defined below) with Continental Stock Transfer & Trust Company (“Continental”), pursuant to which the date on which to commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering was extended from March 23, 2019 to June 24, 2019. A copy of the Amendment to Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Memorandum of Association and Articles of Association.

On March 21, 2019, in connection with the Meeting, the Company filed with the Registrar of the British Virgin Islands to the Company’s Amended and Restated Memorandum of Association and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 21, 2019, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the following items: (i) an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association extending the date by which the Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from March 23, 2019 to June 24, 2019 or such earlier date as determined by the Board of Directors of the Company (the “Extension Amendment Proposal”) and (ii) an amendment (the “Amendment to Trust Agreement”) to the Trust Agreement (the “Trust Agreement”) between the Company and Continental extending the date on which to commence liquidation of the Trust Account in accordance with the Trust Agreement, as amended by the Amendment to Trust Agreement, from March 23, 2019 to June 24, 2019 (the “Trust Amendment Proposal”).

Set forth below are the final voting results for each of the proposals:

(i) Approval of the Extension Amendment Proposal.

For	Against	Abstain
5,700,751	379,700	0

(ii) Approval of the Trust Amendment Proposal.

For	Against	Abstain
5,354,503	725,948	0

Shareholders holding 5,234,420 public shares exercised their right to redeem such public shares for a pro rata portion of the Trust Account. As a result, an aggregate of $55,177,977.01 (or $10.54 per share) was removed from the Trust Account to pay such holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Memorandum of Association and Articles of Association

10.1	Amendment No. 1 to Trust Agreement, dated March 21, 2019, by and between Bison Capital Acquisition Corp. and Continental Stock Transfer & Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2019

BISON CAPITAL ACQUISITION CORP.

By:	/s/ James Jiayuan Tong
Name: James Jiayuan Tong
Title: Chief Executive Officer, Chief Financial Officer and Director

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